UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 24, 2024

TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave.,	Cleveland,	Ohio	44105
(Address of principle executive offices)			(Zip Code)
Registrant's telephone number, including area code (216) 441-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
Common Stock, par value $0.01 per share	TFSL	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	Compensatory Arrangements of Certain Officers.
On October 24, 2024, TFS Financial Corporation (the "Company") appointed Terrence L. Bauer to fill the vacant board position created by the Bylaw amendment described below.

Mr. Bauer has more than three decades of experience in executive leadership roles in both entrepreneurial and established companies. He currently serves as Chief Executive Officer of Specialdocs Consultants, a role he has held since 2016. As CEO, Mr. Bauer drives growth and long-term strategic planning for the company and its medical practice clients, while navigating the competitive US healthcare system.

There are no arrangements or understandings between Mr. Bauer and any other person pursuant to which he became a director. Mr. Bauer is not a party to any transaction with the Company or the Association that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K. Mr. Bauer will receive the standard compensatory arrangements that the Company currently provides its non-employee directors, as described in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on January 10, 2024, and is eligible to receive awards under the Company’s Amended and Restated 2008 Equity Incentive Plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors has approved an amendment to the Company's Bylaws, effective October 24, 2024, to increase the size of the Board from eleven members to twelve members. The text of the revision to the Bylaws is attached as Exhibit 3 to this Report.

Item 9.01	Exhibits.

    (d) Exhibits.

FORM 8-K EXHIBIT INDEX

Exhibit No.

3    Text of Amendment to Bylaws of TFS Financial Corporation
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)
Date: October 24, 2024	By:	/s/ Meredith S. Weil
Meredith S. Weil
Chief Financial Officer